UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2007

ORTHOVITA, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-24517	23-2694857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Great Valley Parkway Malvern, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone, including area code: (610) 640-1775

Not applicable.

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 12, 2007, Orthovita, Inc. (the “Company”) issued a press release announcing its financial results for the three and twelve months ended December 31, 2006. The press release is being furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. Item 2.02 of this report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 6, 2007, the Board of Directors of the Company approved the amendment and restatement of the Company’s 1997 Equity Compensation Plan (as amended to date, the “Plan”) to (i) expand the type of awards that may be granted under the Plan to include restricted stock units; (ii) provide for mandatory adjustment to the number and type of shares that may be issued under the Plan and other terms of grants in the event of stock splits or other changes in capitalization; and (iii) make other appropriate changes, including those related to the Internal Revenue Code of 1986, as amended. The amendment and restatement of the Plan was effectuated pursuant to provisions of the Plan that allow the Board of Directors to make certain amendments to the Plan. The amended and restated Plan described above has been filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

On March 6, 2007, based upon the recommendation of the Compensation Committee of the Board of Directors of the Company, and approval by the Board of Directors of the Company, equity compensation awards in the form of restricted stock units or options under the Plan were issued to certain of the Company’s executive officers and other employees. A summary of the restricted stock unit awards granted to the Company’s executive officers is set forth below:

Name	Title	Number of Restricted Stock Units
Antony Koblish	President and Chief Executive Officer	125,000
Albert J. Pavucek, Jr.	Chief Financial Officer	43,000
Christopher Smith	Senior Vice President, U.S. Sales	20,000
Erik M. Erbe, Ph.D.	Chief Science Officer	17,000
David J. McIlhenny	Senior Vice President, Operations	17,000
Donald Scanlan	Senior Vice President, Marketing and Product Development	17,000
Maarten Persenaire	Chief Medical Officer	10,000
Joseph M. Paiva	Chief Business Officer	5,000

Each restricted stock unit represents the right to receive one share of common stock. The restricted stock unit awards vest 50% on each of the second and fourth anniversaries of the date of grant. The form of restricted stock unit agreement relating to the restricted stock unit awards described above has been filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	The Company’s 1997 Equity Compensation Plan as Amended and Restated effective March 6, 2007

10.2	Form of Restricted Stock Unit Agreement under the Company’s Amended and Restated 1997 Equity Compensation Plan

99.1	Press Release, dated March 12, 2007, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHOVITA, INC.

	By:	/s/ Albert J. Pavucek, Jr.
Chief Financial Officer

Dated: March 12, 2007